UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 December 6,2005
                Date of Report (Date of earliest event reported)

                                 ANTIGENICS INC
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-29089                  06-1562417
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(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)           Identification No.)

          630 Fifth Avenue, Suite 2100
                New York, NY 10111                               10111
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      (Address of principal executive offices)                 (Zip Code)

                                  212-994-8200
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.05 Costs Associated with Exit or Disposal Activities


          On December 6, 2005, Antigenics Inc. issued a press release, attached hereto as Exhibit 99.1, announcing an update to its business strategies and an outline of the timeline for the analysis of its Phase 3 Kidney cancer trial. The content of that press release is incorporated herein by reference.


         As part of these strategies, the Company has terminated approximately 70 employees and has estimated its costs related to these terminations and other related activities to be approximately $2 million including severance and other cash costs.


Item 9.01 Financial Statements and Exhibits


         (c) Exhibits

         99.1       Press Release dated December 6, 2005



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ANTIGENICS INC.

Date: December 6, 2005
                                    By: /s/ Garo H. Armen
                                    -------------------------------------
                                    Garo H. Armen, Ph.D.
                                    Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
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99.1              Press Release dated December 6, 2005